FAT BRANDS

FRESH. AUTHENTIC. TASTY.

Investor Presentation

October 2021

Johnny Rockets — Burgers, Shakes, Fries & Fun

Fatburger — Since 1952

Round Table Pizza Royalty

Marble Slab Creamery

Great American Cookies

Buffalo's Cafe | Express

Hurricane Grill & Wings

Ponderosa Steakhouse

Bonanza Steakhouse

Hot Dog on a Stick — since 1946

Elevation Burger

Pretzelmaker

Yalla mediterranean

Twin Peaks — Eats • Drinks • Scenic Views



GREAT AMERICAN
ROUND TABLE
PIZZA ROYALTY
PRETZELMAKER
WITH A TWIST!
FATBURGER

LEGAL DISCLAIMER

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the future financial performance and growth of the Company following the acquisition of Twin Peaks, and the Company's ability to conduct future accretive and successful acquisitions. Forward-looking statements reflect the Company's expectations concerning the future and are subject to significant business, economic and competitive risks, uncertainties and contingencies including, but not limited to, the Company's ability to successfully integrate and exploit the synergies of the acquisition of Twin Peaks, the Company's ability to grow and expand revenues and earnings following the acquisition, and uncertainties surrounding the severity, duration and effects of the COVID-19 pandemic and the Delta variant. These risks, uncertainties and contingencies are difficult to predict and beyond our control, and could cause our actual results to differ materially from those expressed or implied in such forward-looking statements. We refer you to the documents we file from time to time with the Securities and Exchange Commission, such as our reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of these and other risks and uncertainties that could cause our actual results to differ materially from our current expectations and from the forward-looking statements contained in this press release. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this press release.

PLATFORM
HIGHLIGHTS



INVESTMENT HIGHLIGHTS

FAT Brands Inc. (FAT Brands or the Company) is a leading multi-brand restaurant franchising company

- Develops, acquires and markets fast casual and casual dining restaurant concepts
- Strategic focus on generating revenue through franchise fees and royalty streams via an asset-light model

Global Restaurant Franchising Company	***Asset-Light Business Model***	***Growth Driven by Organic Measures and Synergistic Acquisitions***
Opportunities to Eliminate Overhead by Consolidating Brands onto FAT Platform	***Proven History of Acquiring and Integrating Brands onto FAT Platform***	***Significant Management Team Depth and Expertise***

PLATFORM OVERVIEW

15 Brands	750+ Franchise Partners
40 Countries	300+ Multi-Unit Franchisees
48 U.S. States	2,100+ Restaurants (96% franchised)
300+ Unit Development Pipeline	



Existing FAT Brands locations

1. As of October 4, 2021

DIVERSIFIED PORTFOLIO OF RESTAURANT CONCEPTS

QSR	Fast Casual	Casual Dining	Polished Casual
Round Table Pizza Royalty	Fatburger Since 1952	Buffalo's Cafe | Express	Twin Peaks Eats • Drinks • Scenic Views
Marble Slab Creamery	Johnny Rockets Burgers, Shakes, Fries & Fun	Hurricane Grill & Wings	
Great American Cookies	Elevation Burger	Ponderosa Steakhouse	
Hot Dog on a Stick since 1946	Yalla mediterranean	Bonanza Steakhouse	
Pretzelmaker Freshness With A Twist			

DIVERSIFIED PORTFOLIO (CONT.)


415
373
366
302
229
188
84
51
44
37
36
15
3
ROUND TABLE PIZZA ROYALTY
GREAT AMERICAN cookies
Marble SLAB CREAMERY
Johnny Rockets BURGERS, SHAKES, FRIES & FUN
PRETZELMAKER Freshness With A Twist
FATBURGER
TWIN PEAKS EATS + DRINKS + SCENIC VIEWS
HOT DOG ON A STICK since 1946
HURRICANE GRILL & WINGS
ELEVATION BURGER
PONDEROSA STEAKHOUSE
BONANZA STEAKHOUSE
Buffalo's CAFE | EXPRESS
YALLA mediterranean

1. As of October 4, 2021

PLATFORM BUILT FOR GROWTH

FAT Brands has developed a robust management and systems platform that supports the expansion of its existing brands while enabling the accretive acquisition and efficient integration of additional restaurant concepts

Public Relations	Staff Training	Site Selection	Digital & Media Strategy
Marketing & Advertising	Financial Planning	Supply Chain	Restaurant Design

FAT BRANDS

FRESH. AUTHENTIC. TASTY.

Scalable platform affords FAT Brands the opportunity to synergistically incorporate new concepts with minimal incremental corporate overhead costs

ACQUISITION TIMELINE

Since going public in 2017, FAT has successfully acquired 12 restaurant concepts

2017	2018	2019	2020	Q3 2021	Q4 2021
Ponderosa Steakhouse; Bonanza Steakhouse	Hurricane Grill & Wings; Yalla Mediterranean	Elevation Burger	Johnny Rockets	Round Table Pizza; Marble Slab Creamery; Great American Cookies; Hot Dog on a Stick; Pretzelmaker	Twin Peaks

DEVELOPMENT PIPELINE & ACQUISITION STRATEGY

Development Pipeline

- Development team secured development agreements in a number of new territories.
- Strong demand from the franchise partners of recently acquired concepts to develop other brands in the FAT portfolio, and vice versa.
- Development pipeline of over **300 new locations to be built**.

Acquisition Strategy

- **Disciplined and elective approach** to evaluate potential targets with a focus on brands with a proven track record of long-term, sustainable and profitable operating performance
- Plan to fund acquisitions with a combination of **cash-on-hand and proceeds from securitization vehicle and equity capital markets**

TWIN PEAKS
SUMMARY



TWIN PEAKS
29° COLD DRAFT BEER

FAT BRANDS
FRESH. AUTHENTIC. TASTY.

TRANSACTION SUMMARY

On October 1, 2021, FAT Brands announced the completion of its acquisition of Twin Peaks restaurant chain from Garnett Station Partners

- Purchase price of $300 million to be funded with:
  - Proceeds from the issuance of $250 million of securitization bonds
  - Series B Preferred Stock issued directly to the seller

1. As of 06/28/2021

TWIN PEAKS OVERVIEW

Founded in 1995 in Dallas, TX, Twin Peaks is leading sports-themed, bar-forward concept in the polished-casual dining category

- 26 corporate locations and 58 franchise locations
  - Located in 24 states and Mexico
  - 16 franchise partners across the system including 10 multi-unit operators
  - Store-level EBITDA margins of over 15% YTD P7 2021 for corporate locations

Average Unit Volume


$4.4m
$4.5m
$4.7m
$5.1m
2018
2019
YTD P7 2021
P5-P7 2021

2021 Sales by 4-Week Period


$23.9m
$23.6m
$30.0m
$30.8m
$29.9m
$31.2m
$31.6m
(5.1%)
(14.6%)
0.6%
9.8%
10.0%
13.0%
17.8%
P1 '21
P2 '21
P3 '21
P4 '21
P5 '21
P6 '21
P7 '21
Systemwide Sales
SSS vs. 2019

TRANSACTION RATIONALE


Diversify FAT portfolio into sports-themed and polished-casual dining segment


Significant growth profile driven by attractive new unit economics and proven geographic portability


Highly profitable sales and daypart mix with strong lunch offering


Best-in-class unit economics and consistent sales growth


Scratch kitchen, elevated beer and beverage program and premier sports TV package


Comprehensive marketing strategy drives continued customer engagement and brand awareness

PRO FORMA FAT PORTFOLIO

With the acquisition of Twin Peaks, FAT Brands will have approximately $1.8bn in system-wide sales and post-COVID 2022E EBITDA of approximately $80m

	FAT BRANDS	TWIN PEAKS EATS • DRINKS • SCENIC VIEWS	FAT BRANDS + TWIN PEAKS EATS • DRINKS • SCENIC VIEWS
2019 System-Wide Sales:	~$1,400m	~$400m	~$1,800m
Unit Count:	2,059	84	2,143
Post-COVID 2022E Adjusted EBITDA: [1]	~$55m	~$25m	~$80m

1. Represents management's estimate of post-covid normalized EBITDA

FINANCIAL HIGHLIGHTS


FATBURGER
Since 1952

FAT BRANDS
FRESH. AUTHENTIC. TASTY.

Q2 2021 SALES IMPROVEMENTS[1 2]

Rollout of vaccines and easing of COVID restrictions have driven continued progress in system-wide sales and same-store sales across the portfolio

Sales by Quarter [1 2]


$84.9m
(10.4%)
$47.7m
(30.1%)
$73.2m
(13.2%)
$106.9m
(9.4%)
$114.4m
7.8%
$144.0m
55.3%
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
System-Wide Sales
YoY SSS Growth

1. System-wide sales growth reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.
2. Same-store sales growth reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. For 2020, the comparable store base does not include Elevation Burger and Johnny Rockets stores as we did not own the brands for the full year of 2019. For 2021, the comparable store base includes Elevation Burger as we owned the brand for the full year of 2020.

AVERAGE WEEKLY SALES IMPROVEMENTS

Average weekly sales continued to improve in Q2 2021, increasing from $16,472 in Q1 to $20,056 in Q2 and have since improved further to $22,674 in the first three weeks of Q3.

Average Weekly Sales



$17,723
(11.9%)
Q1 2020
$11,923
(45.0%)
Q2 2020
$15,447
(27.6%)
Q3 2020
$14,954
(23.4%)
Q4 2020
$16,472
(18.1%)
Q1 2021
$20,056
(7.5%)
Q2 2021
$22,674
6.2%
Q3 To Date 2021
Avg. Weekly Sales
vs. 2019

EXPERIENCED MANAGEMENT TEAM

Management Team

Andrew Wiederhorn | President, CEO & Director
Fog Cutter Capital, Wilshire Financial Services Group

Ken J. Kuick | Chief Financial Officer
Noodles & Company, VICI Properties, Caesars Entertainment

Allen Z. Sussman | EVP & General Counsel
Partner Loeb & Loeb LLP

Rob Rosen | EVP Capital Markets
Kodiak Financial Group, Black Diamond Capital Management

Jacob Berchtold | COO Fast Casual Division
15+ years w/ Fatburger

Gregg Nettleton | President & COO Casual Dining Division
GBS Enterprises, Black Angus Steakhouses, IHOP

Ron Roe | SVP Finance
Fog Cutter Capital, Piper Jaffray

Thayer Wiederhorn | Chief Marketing Officer
10+ years w/ Fog Cutter Capital and Fatburger

Taylor Wiederhorn | Chief Development Officer
10+ years w/ Fog Cutter Capital and Fatburger

Board of Directors

Edward Rensi | Chairman of the Board
Former President & CEO McDonald's USA, CEO Famous Dave's of America

James Neuhauser, CFA | Director
Stifel Nicolas & Co, Turtlerock Capital, Exec Committee FBR & Co, Trident Financial, Bank of New England

Squire Junger, CPA | Director
Co-Founder Insight Consulting, Former Partner Arthur Anderson

Andrew Wiederhorn | President, CEO & Director
Fog Cutter Capital, Wilshire Financial Services Group

SUMMARY OF INVESTMENT HIGHLIGHTS

- **Global Restaurant Franchising Company**
- **Asset-Light Business Model**
- **Growth Driven by Organic Measures and Synergistic Acquisitions**
- **Opportunities to Eliminate Overhead by Consolidating Brands onto FAT Platform**
- **Proven History of Acquiring and Integrating Brands onto FAT Platform**
- **Significant Management Team Depth and Expertise**

APPENDIX


SCAN ME
to sign up!

FAT BRANDS

FRESH. AUTHENTIC. TASTY.

DEFINITIONS

“EBITDA,” a non-GAAP measure, defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles (“GAAP”), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP.

“Adjusted EBITDA,” a non-GAAP measure, defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company’s recurring business operations.

“Same-store sales” or “SSS” a non-GAAP measure, reflects sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. For 2020, the comparable store base does not include Elevation Burger and Johnny Rockets stores as we did not own the brands for the full year of 2019. For 2021, the comparable store base includes Elevation Burger as we owned the brand for the full year of 2020.

“System-wide sales,” a non-GAAP measure, reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.

CONTACT

INVESTOR RELATIONS:

ICR
LYNNE COLLIER
IR-FATBRANDS@ICRINC.COM
646-430-2216

MEDIA RELATIONS:

JCONNELLY
ERIN MANDZIK
EMANDZIK@JCONNELLY.COM
862-246-9911



Johnny
ROCKETS

FAT BRANDS
FRESH. AUTHENTIC. TASTY.